EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACTS:   Investor Relations
            ALANCO Technologies, Inc.          ORBCOMM Inc.
            John Carlson                       Lucas Binder
            Exec VP & CFO                      VP Business Development and IR
            480-505-4869                       703-433-6505

                        Alanco and ORBCOMM Inc. Announce
                              Strategic Partnership
         --------------------------------------------------------------
          $2.25 Million Equity Investment and Agreement to Develop New
                            Satellite-Based Products

(April 7, 2010) - Alanco Technologies, Inc., (NASDAQ: ALAN) and ORBCOMM Inc. (NASDAQ: ORBC), today announced a major strategic investment by ORBCOMM, a global satellite data communications company focused on two-way Machine-to-Machine (M2M) communications and leading provider of space-based Automatic Identification System (AIS) services. ORBCOMM purchased 500,000 shares of Alanco Series E Convertible Preferred Stock for a total investment of $2,250,000 ($4.50 per preferred share convertible into 12 common shares), and entered into a Product/Software Development Cooperation Agreement for Alanco's StarTrak Systems subsidiary to develop, manufacture and market new products featuring dual-mode cellular and ORBCOMM satellite communications capabilities, to operate over the global ORBCOMM communications networks.

Robert Kauffman, Alanco Chairman & CEO, commented, "This strategic partnership with global wireless communications leader ORBCOMM Inc. represents a major milestone towards achieving our growth objectives. We welcome ORBCOMM as a significant new Alanco shareholder, as their $2.25 million investment significantly enhances our overall financial strength and industry competitive position. The Product/Software Development Cooperation Agreement will serve to accelerate StarTrak's growth in both its primary refrigeration transportation business and new, large potential market applications such as aftermarket construction equipment monitoring. We are also looking forward to cooperative development of new international opportunities through ORBCOMM's extensive global network."

"The new product development program will greatly enhance StarTrak's continuing efforts in providing strong ROI-driven applications to global customers via best-in-class communications networks", said Tim Slifkin, President and Founder of StarTrak. "We are positioning our products and services to take advantage of the ORBCOMM satellite network's next generation constellation and cost effectiveness."

Marc Eisenberg, ORBCOMM Chief Executive Officer, added, "In recent years, StarTrak's innovative wireless monitoring technology has achieved refrigeration transport industry leadership and StarTrak has grown to become a solid customer for ORBCOMM communication services, both GSM and satellite. We now look forward, as a significant new shareholder and active partner, to assist in accelerating StarTrak product deployments and the associated ORBCOMM service revenues."

About ORBCOMM, Inc.
-------------------
ORBCOMM is a leading global satellite data communications company, focused on Machine-to-Machine (M2M) communications. Its customers include Caterpillar, Inc., Doosan Infracore American, Hitachi Construction Machinery, Hyundai Heavy Industries, I.D. Systems, Inc., Komatsu Ltd., Manitowoc Crane Companies, Inc. and Volvo Construction Equipment among other industry leaders. ORBCOMM is the leading commercial provider of global AIS data from space, with users that include the U.S. Coast Guard, U.S. Navy, U.S. Department of Transportation, U.S. Customs and Border Protection and IHS Fairplay, among other government and commercial organizations. By means of a global network of low-earth orbit (LEO) satellites and accompanying ground infrastructure, ORBCOMM's low-cost and reliable two-way data communication services track, monitor and control mobile and fixed assets in four core markets: commercial transportation; heavy equipment; industrial fixed assets; and marine/homeland security. ORBCOMM based products are installed on trucks, containers, marine vessels, locomotives, backhoes, pipelines, oil wells, utility meters, storage tanks and other assets. ORBCOMM is headquartered in Fort Lee, New Jersey and has its network control center in Dulles, Virginia. For more information, visit www.orbcomm.com.

Forward-Looking Statements
Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning ORBCOMM's expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond ORBCOMM's control, that may cause ORBCOMM's actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to: the impact of global recession and continued worldwide credit and capital constraints; substantial losses we have incurred and expect to continue to incur; demand for and market acceptance of our products and services and the applications developed by our resellers; loss or decline or slowdown in the growth in business from Asset Intelligence, a subsidiary of I.D. Systems, Inc. ("AI") (formerly a division of General Electric Company ("GE" or "General Electric")), other value-added resellers or VARs and international value-added resellers or IVARs; loss or decline or slowdown in growth in business of any of the specific industry sectors ORBCOMM serves, such as transportation, heavy equipment, fixed assets and maritime; litigation proceedings; technological changes, pricing pressures and other competitive factors; the inability of our international resellers to develop markets outside the United States; market acceptance and success of our Automatic Identification System ("AIS") business; the inability to provide AIS service due to the in-orbit satellite failure of the remaining two quick-launch satellites; satellite launch and construction delays and cost overruns of our next-generation satellites; in-orbit satellite failures or reduced performance of our existing satellites; the failure of our system or reductions in levels of service due to technological malfunctions or deficiencies or other events; our inability to renew or expand our satellite constellation; political, legal regulatory, government administrative and economic conditions and developments in the United States and other countries and territories in which we operate; and changes in our business strategy.; and the other risks described in our filings with the Securities and Exchange Commission. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more detail on these and other risks, please see our "Risk Factors" section in our annual report on Form 10-K for the year ended December 31, 2009.

Alanco Technologies, Inc. provides wireless monitoring and asset management solutions through its StarTrak Systems subsidiary. StarTrak Systems is the dominant provider of tracking, monitoring and control services to the refrigerated or "Reefer" segment of the transportation marketplace, enabling customers to increase efficiency and reduce costs of the refrigerated supply chain. For more information, visit the Alanco website at www.alanco.com or StarTrak Systems at www.startrak.com.

EXCEPT FOR HISTORICAL INFORMATION, THE STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS MADE BY ALANCO PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO, AND ARE QUALIFIED BY, RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THOSE STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, REDUCED DEMAND FOR INFORMATION TECHNOLOGY EQUIPMENT; COMPETITIVE PRICING AND DIFFICULTY MANAGING PRODUCT COSTS; DEVELOPMENT OF NEW TECHNOLOGIES THAT MAKE THE COMPANY'S PRODUCTS OBSOLETE; RAPID INDUSTRY CHANGES; FAILURE OF AN ACQUIRED BUSINESS TO FURTHER THE COMPANY'S STRATEGIES; THE
ABILITY TO MAINTAIN SATISFACTORY RELATIONSHIPS WITH LENDERS AND REMAIN IN COMPLIANCE WITH FINANCIAL LOAN COVENANTS AND OTHER REQUIREMENTS UNDER CURRENT BANKING AGREEMENTS; AND THE ABILITY TO SECURE AND MAINTAIN KEY CONTRACTS AND RELATIONSHIPS.

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